Exhibit 99.1

PRESS RELEASE – FOR IMMEDIATE RELEASE
Hawthorn Bancshares, Inc. Expands Missouri Presence with Acquisition of FSC Bancshares, Inc.
JEFFERSON CITY, Mo. – April 29, 2026 — Hawthorn Bancshares, Inc. (“Hawthorn”) (NASDAQ: HWBK), the holding company for Hawthorn Bank, and FSC Bancshares, Inc. (“FSC”), the holding company for Farmers State Bank, today jointly announced the signing of an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which Hawthorn will acquire FSC in a cash and stock transaction valued at approximately $28.3 million in the aggregate, based on Hawthorn’s closing stock price of $34.57 as of April 28, 2026.
Based on financial data as of March 31, 2026, the combined company is expected to have total assets of approximately $2.2 billion, total loans of approximately $1.7 billion, and total deposits of approximately $1.9 billion. The proposed transaction will further strengthen Hawthorn’s community banking franchise and meaningfully expand its presence in northern Missouri, adding approximately $384 million in total assets and nine branch locations across the Farmers State Bank footprint. Hawthorn expects the proposed transaction to be accretive to earnings per share by approximately 20% on fully phased in basis. Tangible book value dilution at closing is expected to be approximately 9.8% and earned back in approximately 3.0 years using the crossover method.
“We are pleased to partner with Farmers State Bank as we continue to execute on our strategy of disciplined growth,” said Brent Giles, Chief Executive Officer of Hawthorn. “Farmers has developed strong customer relationships and a respected community presence that align closely with Hawthorn’s values. This proposed transaction expands our footprint in Northwest Missouri and positions us to deliver an expanded range of products and services while maintaining the personalized service that customers expect from a community bank.”
Michael Poland, President of FSC, added, “We are excited to join Hawthorn and believe this partnership represents a compelling opportunity for our customers, employees, and communities. Hawthorn shares our commitment to community banking and relationship-driven service, and this combination will allow us to offer broader capabilities, enhanced technology, and additional financial solutions while preserving the local decision-making and service culture our customers value.”
Under the terms of the proposed transaction, which has been unanimously approved by the boards of directors of both companies, FSC shareholders will receive 413,101 shares of Hawthorn common stock and $14.0 million of cash. The proposed transaction is expected to be completed in the third quarter of 2026, subject to the satisfaction of customary closing conditions, including approval by FSC shareholders and the receipt of all required regulatory approvals. The proposed transaction is expected to qualify as a tax-free reorganization for federal income tax purposes.

Exhibit 99.1
Raymond James & Associates, Inc. served as financial advisor to Hawthorn Bancshares, Inc., and Hunton Andrews Kurth LLP served as its legal counsel. Northland Capital Markets served as financial advisor to FSC Bancshares, Inc., and Stinson LLP served as its legal counsel. Olsen Palmer LLC rendered a fairness opinion to FSC.

About Hawthorn Bancshares, Inc.
Hawthorn Bancshares, Inc. (NASDAQ: HWBK) is a financial holding company headquartered in Jefferson City, Missouri, and the parent company of Hawthorn Bank. Hawthorn Bank provides a broad range of commercial and consumer banking services, including deposit accounts, loans, and treasury management services, to individuals and businesses across Missouri through its network of banking locations. Hawthorn is focused on delivering relationship-based community banking and supporting the financial needs of the communities it serves.
About FSC Bancshares, Inc.
FSC Bancshares, Inc. is the bank holding company for Farmers State Bank, a community bank headquartered in Cameron, Missouri. Farmers State Bank provides a full range of banking services to individuals, families, and businesses, with a focus on personalized service, local decision-making, and long-standing community relationships across the markets it serves.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains, and future oral and written statements of Hawthorn Bancshares, Inc. (“HBI”) and Hawthorn Bank (“Hawthorn Bank” or the “Bank”) may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties and are made pursuant to the safe harbor provisions of Section 27A of the Securities Act. These forward-looking statements reflect HBI’s current views with respect to future events and HBI’s financial performance. Any statements about HBI’s expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. HBI cautions that the forward-looking statements in this presentation are based largely on HBI’s current expectations, estimates, forecasts and projections and management assumptions about the future performance of each of HBI, FSC Bancshares, Inc. (“FBI”) and the combined company, as well as the businesses and markets in which they do and are expected to operate. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of HBI or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties, assumptions and other factors, that are difficult to assess and are subject to change based on factors which are, in many instances, beyond the control of HBI and Hawthorn Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of HBI and Hawthorn Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the expected impact of the proposed transaction between HBI and FBI and on the combined entities’ operations, financial condition, and financial results; the businesses of HBI and FBI may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the proposed transaction, including adverse effects on relationships with employees, may be greater than expected; regulatory approvals of the proposed transaction may not be obtained, or adverse conditions may be imposed in connection with regulatory approvals of the proposed

Exhibit 99.1
transaction; the FBI shareholders may not approve the proposed transaction; the impact on HBI and FBI, and their respective customers, of a decline in general economic conditions that would adversely affect credit quality and loan originations, and any regulatory responses thereto; slower economic growth rates or potential recession in the United States and HBI’s and FBI’s market areas; the impacts related to or resulting from uncertainty in the banking industry as a whole; increased competition for deposits in our market areas among traditional and nontraditional financial services companies, and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or further reductions in interest rates and a resulting decline in net interest income; the lingering inflationary pressures, and the risk of the resurgence of elevated levels of inflation, in the United States and HBI’s and FBI’s market areas; the uncertain impacts of current and future monetary policies of the Board of Governors of the Federal Reserve System; changes in unemployment rates in the United States and HBI’s and FBI’s market areas; adverse changes in customer spending, borrowing and savings habits; declines in commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or the impact of uncertain or changing political conditions, including federal government shutdowns and uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, military conflicts (including the conflicts in the Middle East, the possible expansion of such conflicts and potential geopolitical and economic consequences), acts of terrorism, geopolitical instability or other external events, including as a result of the policies of the current U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on HBI and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learning; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; changes in accounting principles and standards, including those related to loan loss recognition under the current expected credit loss, or CECL, methodology; and changes in applicable laws, regulations or policies in the United States, including those affecting our business, operations, pricing, products or services. Actual results, performance or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements due to additional risks and uncertainties of which HBI is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to these and other possible uncertainties and risks, HBI can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward- looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which HBI’s business and future financial performance are subject is contained in HBI’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of such documents, and other documents HBI files or furnishes with the SEC from time to time. Further, any forward-looking statement speaks only as of the date on which it is made and HBI undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.
Additional Information and Where to Find It
This communication is being made with respect to the proposed transaction involving HBI and FBI. This material is not a solicitation of any vote or approval of the FBI shareholders and is not a substitute for the proxy statement/prospectus or any other documents that HBI and FBI may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Exhibit 99.1
In connection with the proposed transaction involving HBI and FBI, HBI will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a proxy statement for a special meeting of FBI’s shareholders to approve the proposed transaction and that will also constitute a prospectus for the shares of HBI common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When final, FBI will mail the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider HBI’s public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about HBI, may be obtained, free of charge, as they become available at the SEC’s website at www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from HBI at www.hawthornbancshares.com. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to Hawthorn Bancshares, Inc., 132 East High Street, Jefferson City, Missouri 65101: Corporate Secretary, Telephone: (573) 761-6100.
Participants in the Solicitation
HBI, FBI and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of FBI’s shareholders in connection with the proposed transaction. Information about HBI’s directors and executive officers is available in its definitive proxy statement relating to its 2026 annual meeting of shareholders, which was filed with the SEC on April 17, 2026, and its Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on March 5, 2026, and other documents filed by HBI with the SEC. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of FBI’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.